-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of report (Date of earliest event
                           reported) January 5, 2000



                 J.P. Morgan Commercial Mortgage Finance Corp.
                 ---------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

      Delaware                       333-87441                13-3789046
----------------------------   ------------------------   ------------------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                      Identification No.)


                                60 Wall Street
                           New York, New York 10260
                           ------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060
                                                          --------------

-------------------------------------------------------------------------------

Item 5.       Other Events
------        ------------

Filing of Computational Materials.
---------------------------------

         In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2000-C9, J.P. Morgan Securities Inc., and ABN AMRO Incorporated (collectively, the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes or Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

         The Computational Materials are attached hereto as Exhibit 99. These Computational Materials supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

 Exhibit No                                                    Description
 ----------                                                    -----------

    99                                                   Computational Materials

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      J.P. MORGAN COMMERCIAL MORTGAGE
                                                 FINANCE CORP.

                                      By: /s/ Clive Bull
                                          ----------------------------
                                          Name: Clive Bull
                                          Title: Vice President

Dated:   January 7, 2000


                                 Exhibit Index

Exhibit                                                               Page

99             Computational Materials                                  6



                                  EXHIBIT 99


                 J.P. Morgan Commercial Mortgage Finance Corp.

              Mortgage Pass-Through Certificates, Series 2000-C9

                                 $732,945,000




















J.P. Morgan & Co.                                ABN AMRO Incorporated



J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 1


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                 J.P. Morgan Commercial Mortgage Finance Corp.

              Mortgage Pass-Through Certificates, Series 2000-C9

                                 $732,945,000






J.P. MORGAN:


TRADING                                     Brian Baker                      (212) 648-1413
                                            Andrew Taylor                    (212) 648-1413
                                            Thomas Doherty                   (212) 648-1414
                                            Theresa Dooley                   (212) 648-0651

RESEARCH                                    Patrick Corcoran                 (212) 648-6130
                                            Joshua Philips                   (212) 648-6562

BANKING/UNDERWRITING                        Clive Bull                       (212) 648-9496
                                            Robert Gray                      (212) 648-7276
                                            Dennis Schuh                     (212) 648-3060


ABN AMRO

TRADING                                     Frank Forelle                    (212) 314-1182
                                            Gerald Sneider                   (212) 314-1182

BANKING/UNDERWRITING                        Margaret Govern                  (312) 904-8359
                                            Maria Fregosi                    (312) 904-8507






J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 2


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                 J.P. Morgan Commercial Mortgage Finance Corp.

              Mortgage Pass-Through Certificates, Series 2000-C9

                                 $732,945,000

                             Transaction Overview


                                                                 Certificates  Avg.
                                    Current                           To      Life   Principal
                    Rating           Size        % of    Credit     Value (%) (years)  Window     Coupon       Price  Price  ERISA
    Class      (Fitch/Moody's)       ($) (1)     Total   Support     (2)       (3)    (months)(3) Description  ($)    Talk    (4)
-----------------------------------------------------------------------------------------------------------------------------------

     A-1          AAA / Aaa      $200,000,000   24.56%    25.75      50.0%    5.47     1 - 108    Fixed/WAC                   Yes

     A-2          AAA / Aaa       404,682,000   49.69     25.75      50.0     9.53    108- 117    Fixed/WAC                   Yes

      X           AAA / Aaa       814,388,116(5)   NA      NA          NA     5.47(6)      NA       WAC 7                     Yes

      B            AA / Aa2        36,647,000    4.50     21.25      53.0     9.72    117- 117    Fixed/WAC                   No

      C             A / A2         38,683,000    4.75     16.25      56.2     9.72    117 -117    Fixed/WAC                   No

      D            A- / A3         10,179,000    1.25     15.25      57.1     9.72    117 -117    Fixed/WAC                   No

      E           BBB / Baa2       28,503,000    3.50     11.75      59.4     9.80    117 -118    Fixed/WAC                   No

      F          BBB- / Baa3       14,251,000    1.75     10.00      60.6     9.81    118 -118    Fixed/WAC                   No


Private Certificates              81,443,116(8)                                                   Fixed/WAC                   No

    Total                       $814,388,116    100.0%               67.3%    8.75
-----------------------------------------------------------------------------------------------------------------------------------

1     Approximate, subject to change
2     The sum of the principal balance of each bond and the bonds senior to it, divided by the aggregate appraised value of the properties collateralizing the mortgage loan pool
3 Assumes a prepayment rate of 0% CPR, optional redemption is not exercised and a closing date of January 25, 2000
4 ERISA eligibility is subject to certain limitations described in the prospectus supplement under "Certain ERISA Considerations"
5     Notional balance
6     Implied average life
7 The Class X Certificates will receive the net interest on the mortgage loans less the interest paid on the other certificates
8     Includes Classes G, H, J, K and NR


                         Mortgage Pool Characteristics

The mortgage pool consists of 140 fixed rate mortgage loans secured by one or more first liens on fee simple and/or leasehold interests in 164 multifamily, retail, office, hotel and other commercial properties located in 29 states and 4 provinces of Canada. The three largest geographic concentrations are California (17.9%), New York (12.0%) and Illinois (8.4%). The mortgage loans will have an initial pool balance of $814,388,116 and individual principal balances as of the Cut-off Date of at least $798,725 but not more than $49,225,000 with an average principal balance of approximately $5,817,058. The mortgage pool has a weighted average loan-to-value of 68.3% and a weighted average debt service coverage ratio of 1.38x.






J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 3


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.


                                 Deal Summary

LEAD MANAGER                                   J.P. Morgan Securities Inc.

CO-MANAGER                                     ABN AMRO Incorporated

PRICING SPEED                                  0% CPR

DEPOSITOR                                      J.P. Morgan Commercial Mortgage Finance Corp., an indirect wholly-owned limited purpose finance subsidiary of J.P. Morgan & Co. Incorporated and an affiliate of J.P. Morgan Securities Inc. ("JPMSI"), an Underwriter

ORIGINATOR                                     84.8% of the mortgage loans
                                               were originated or purchased by
                                               Morgan Guaranty Trust Company
                                               of New York ("MGT") and 15.2%
                                               were originated or purchased by
                                               LaSalle National Bank ("LSNB")

MASTER SERVICER                                ORIX Real Estate Capital Markets, LLC

SPECIAL SERVICER                               ORIX Real Estate Capital Markets, LLC

TRUSTEE                                        Norwest Bank Minnesota, National Association

BOND ADMINISTRATOR                             LaSalle Bank National Association

BOND ADMINISTRATOR WEBSITE                     www.lnbabs.com

RATING AGENCIES                                Fitch IBCA, Inc.
                                               Moody's Investors Service, Inc.

                                               ----------------------------------------

LEGAL STATUS                                   All offered certificates are public

CUT-OFF DATE                                   January 1, 2000

SETTLEMENT DATE                                On or about January 25, 2000

DELIVERY                                       DTC, Euroclear and Cedel

RATED FINAL MATURITY DATE                      The distribution date in October 2032

MONTHLY DISTRIBUTION DATES                     Pays monthly on the 15th day of every
                                               month  or, if any such 15th day is not
                                               a business day, then the next
                                               succeeding business day

FIRST PAYMENT DATE                             February 15, 2000, 14 day delay

OPTIONAL REDEMPTION                            When pool pays down to 1% of original pool balance

DEAL INFORMATION / ANALYTICS                   Bloomberg, Conquest, Intex and The Trepp Group

ERISA ELIGIBLE (1)                             Classes A1, A2 and X



(1) ERISA eligibility is subject to certain limitations described in the prospectus supplement under "Certain ERISA Considerations"






J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 4


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                              Structural Overview

o Interest payments will be pro-rata to the Class A1, A2 and X Certificates and then, after payment of the principal distribution amount, interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K and NR Certificates

o The pass-through rate for the Class A1, A2, B, C, D, E, F, G, H, I, J, K and NR Certificates will be equal to either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. The Class X Certificates will receive the net interest on the mortgage loans less the interest paid on the other certificates

o    All Classes offered will pay interest on a 30/360 basis

o The Class X Certificates will have the same interest payment priority as the Class A1 and A2 Certificates

o Principal payments will be paid sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K and NR Certificates, until each class is retired. The Class X Certificates do not have a class principal balance and are therefore not entitled to any principal distributions

o Losses will be born by the Classes in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A1 and A2 Certificates

o If the principal balance of the mortgage pool is less than or equal to the aggregate bond balance of the Class A1 and A2 Certificates, the principal will be allocated pro-rata to the Class A1 and A2 Certificates

o Net prepayment premiums calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the interest bearing certificates, according to a specified formula, with any remaining amount paid to the Class X Certificates. For the amount payable to any interest-bearing Class, the formula is as follows:

           Principal Paid to Class  (Pass-Through Rate on Class - Discount Rate)
Prepayment Premium x               x
           Total Principal Paid     (Mortgage Rate on Loan - Discount Rate)


o Net prepayment premiums not calculated by reference to a U.S. Treasury rate to the extent received will be allocated solely to the Class X Certificates

o The deal will provide for the standard collateral value adjustment feature for problem or delinquent loans. Generally, when a loan becomes 90 days delinquent, the special servicer obtains a new appraisal. To the extent any such adjustment is not reversed, the interest portion of any P&I Advance will be reduced in proportion to such adjustment

                                            Collateral Characteristics

PRINCIPAL BALANCE                                   $814,388,116
NUMBER OF LOANS                                              140
NUMBER OF MORTGAGED PROPERTIES                               164
AVG. PRINCIPAL BALANCE
         PER LOAN                                     $5,817,058
         PER PROPERTY                                 $4,965,781
WA MORTGAGE RATE                                           8.07%
WA REMAINING TERM                                     112 months
WA REMAINING AMORTIZATION TERM                        327 months
WA UNDERWRITTEN DSCR                                       1.38x
WA CUT-OFF DATE LTV RATIO                                  68.3%
WA SEASONING                                            5 months








J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 5


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.



                                            Average Life Sensitivities
                                             Prepayment Speeds (CPR)(1)

                                        Average Life (years) (2)
                 ------------- ------------- ------------- ------------- -------------
Class                 0%           25%           50%           75%           100%
---------------- ------------- ------------- ------------- ------------- -------------

A1                   5.47          5.40          5.35          5.31          5.16
A2                   9.53          9.52          9.50          9.47          9.29
B                    9.72          9.72          9.72          9.67          9.47
C                    9.72          9.72          9.72          9.72          9.47
D                    9.72          9.72          9.72          9.72          9.47
E                    9.80          9.78          9.76          9.72          9.55
F                    9.81          9.81          9.81          9.80          9.56
X (3)                5.47          5.46          5.46          5.44          5.32



1 Assumes no prepayment during the lockout and yield maintenance periods and optional redemption is not exercised
2        Assumes a closing date of January 25, 2000
3        Implied average life





                             Prepayment Protection

     Percentage of Mortgage Loans by Outstanding Principal Balance as of
          the Cut-off Date that have Prepayment Lockouts or Penalties
                         (assuming no prepayments)


                                Current    1/01    1/02     1/03    1/04     1/05    1/06     1/07     1/08    1/09     1/10
------------------------------- ---------- ------- -------- ------- -------- ------- -------- -------- ------- -------- -------

Lockout/Defeasance                  100.0    99.1     99.1    99.1     96.9    97.3     97.2     97.1    96.8     96.5    43.5

Yield Maintenance (1)                 0.0     0.9      0.9     0.9      3.1     1.8      1.8      1.8     2.2      2.3    56.5

     Total Lockout and YM           100.0   100.0    100.0   100.0    100.0    99.1     99.0     99.0    99.0     98.8   100.0

1.00 %                                0.0     0.0      0.0     0.0      0.0     0.9      1.0      1.0     0.0      0.0     0.0

No Prepayment Premium                 0.0     0.0      0.0     0.0      0.0     0.0      0.0      0.0     1.0      1.2     0.0
------------------------------- ---------- ------- -------- ------- -------- ------- -------- -------- ------- -------- -------
Total                               100.0   100.0    100.0   100.0    100.0   100.0    100.0    100.0   100.0    100.0   100.0
------------------------------- ---------- ------- -------- ------- -------- ------- -------- -------- ------- -------- -------
Aggregate Mortgage Balance ($)      814.4   807.0    798.5   789.3    779.3   752.9    679.8    646.5   634.8    590.6    24.7
% of Cut-off Date Balance           100.0    99.1     98.1    96.9     95.7    92.4     83.5     79.4    78.0     72.5     3.0


(1)   U.S. Treasury rate; 1% floor






J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 6


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.



                         Deal Summary by Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                              % of                  Gross       Rem.      WA      WA         WA
                  No. of       Principal     Principal  Average      WAC        WAM       UW      LTV      Occ. Rate
Property Type     Properties   Balance ($)   Balance    Balance ($)   (%)       (months)   DSCR   Ratio(%)    (%)   % Balloon (1)
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily              49     $203,039,876  24.9%    $4,143,671      7.89%     113       1.32x     72.3%      95.93%      98.4%
    Conventional         45      183,242,204  22.5      4,072,049      7.88      113       1.33      72.7       95.54       98.2
    MHC (2)               1       13,985,254   1.7     13,985,254      8.00      114       1.20      71.7       99.90      100.0
    MHP (2)               3        5,812,417   0.7      1,937,472      8.06      117       1.32      62.7       98.87      100.0

Retail                   40     $177,630,087  21.8%    $4,440,752      8.08%     116       1.37x     67.9%      93.90%      99.1%
    Anchored             15      102,892,766  12.6      6,859,518      7.98      118       1.36      71.1       95.42       98.5
    Unanchored            3       22,753,296   2.8      7,584,432      8.46      115       1.45      55.8       85.07      100.0
    Factory Outlet       21       46,933,858   5.8      2,234,946      8.09      114       1.36      66.6       94.19      100.0
    Specialty             1        5,050,168   0.6      5,050,168      8.29      115       1.45      68.2      100.00      100.0

Office                   24     $172,888,583  21.2%    $7,203,691      8.18%     100       1.37x     66.0%      95.61%     100.0%
    CBD (2)               6      111,907,572  13.7     18,651,262      8.20       95       1.36      64.4       94.82      100.0
    Suburban             18       60,981,010   7.5      3,387,834      8.16      110       1.38      69.0       97.05      100.0

Industrial               21     $143,444,356  17.6%    $6,830,684      7.97%     119       1.31x     69.9%      98.66%      98.8%
    Flex Space           15       79,543,735   9.8      5,302,916      8.12      113       1.32      70.3       99.71      100.0
    Warehouse             6       63,900,621   7.8     10,650,104      7.79      126       1.30      69.4       97.36       97.4

Hotel                    20      $58,780,168   7.2%    $2,939,008      8.32%     106       1.67x     62.0%       NA        100.0%
    Limited Service      16       44,530,876   5.5      2,783,180      8.29      119       1.61      63.1        NA        100.0
    Full Service          4       14,249,292   1.7      3,562,323      8.45       65       1.87      58.4        NA        100.0

Mixed Use                 5      $23,522,959   2.9%    $4,704,592      8.11%     117       1.42x     65.5%      97.39%     100.0%
    Multifamily/Hotel     1       13,776,427   1.7     13,776,427      8.12      117       1.33      67.2       97.70      100.0
    Office/Retail         4        9,746,531   1.2      2,436,633      8.09      116       1.54      63.0       96.95      100.0

Nursing Home              1      $13,918,633   1.7%   $13,918,633      8.69%     116       1.75x     61.6%      94.00%     100.0%

Congregate Care           2      $12,637,276   1.6%    $6,318,638      8.26%     117       1.49x     67.0%      95.90%     100.0%

Self-Storage              2       $8,526,178   1.0%    $4,263,089      8.65%     114       1.41x     60.8%      80.42%     100.0%

----------------------------------------------------------------------------------------------------------------------------------
                        164     $814,388,116    100.0%  $4,965,781     8.07%     112       1.38x     68.3%      95.73% (3)  99.2%
Total/Avg./WA:
----------------------------------------------------------------------------------------------------------------------------------

(1)  Balloon loans deemed to be any loans which are not fully amortizing
(2) "MHC" means manufactured housing community, "MHP" means mobile home park and "CBD" means central business district
(3)  Weighted average deal occupancy excludes hotel properties


                                                     Reserves

-------------------------------------------------- ------------------------------- ------------------- ------------------
                                                      % of Loans by Principal
                                                    Balance with Annual Escrows    Current Balance (1)  Annual Deposit
-------------------------------------------------- ------------------------------- ------------------- ------------------

Replacement Reserves                                          90.5%                  $6,144,176           $4,167,894
Tenant Improvement /Leasing Commissions (2)                   64.6                      3,740,624          3,289,863
Taxes                                                         97.7                      5,084,189         14,859,273
Insurance                                                     88.2                      1,092,858          1,531,290
-------------------------------------------------- ------------------------------- ------------------- ------------------

1 Current balance as of December 21, 1999 may include any balance associated with up-front deposits that have not been completely disbursed
2    Balances and percentages are for commercial properties only







J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 7


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                              Collateral Summary

           In the following tables, Principal Balance refers to Aggregate Cut-off Date Principal Balance



                                                  Property Types

                                                                                  % of Principal
Property Type                         No. of Properties   Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Multifamily                                      45             $183,242,204              22.5%        1.33x        72.7%
Office                                           24              172,888,583              21.2          1.37        66.0
Industrial                                       21              143,444,356              17.6          1.31        69.9
Anchored Retail                                  15              102,892,766              12.6          1.36        71.1
Hotel                                            20               58,780,168               7.2          1.67        62.0
Unanchored Retail                                21               46,933,858               5.8          1.36        66.6
Mixed Use                                         5               23,522,959               2.9          1.42        65.5
Factory Outlet                                    3               22,753,296               2.8          1.45        55.8
MHP/MHC (1)                                       4               19,797,672               2.4          1.23        69.1
Nursing Home                                      1               13,918,633               1.7          1.75        61.6
Congregate Care                                   2               12,637,276               1.6          1.49        67.0
Self-Storage                                      2                8,526,178               1.0          1.41        60.8
Specialty Retail                                  1                5,050,168               0.6          1.45        68.2
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Total:                                          164             $814,388,116               100.0%        1.38x        68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------


(1) "MHP" means mobile home park and "MHC" means manufactured housing community




                                              Geographic Distribution

                                                                                  % of Principal
Property State                        No. of Properties   Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
                                                                                                                      C>

California                                       26             $145,372,868                17.9%        1.46x        64.5%
New York                                         12               97,359,852              12.0          1.37        65.7
Illinois                                          8               68,757,586               8.4          1.27        73.1
Maryland                                          8               66,441,508               8.2          1.43        68.9
Florida                                          11               65,512,867               8.0          1.31        70.6
Texas                                            17               44,658,735               5.5          1.28        72.4
New Jersey                                        6               40,835,753               5.0          1.30        65.3
Massachusetts                                     6               30,373,752               3.7          1.38        66.6
North Carolina                                    7               28,972,220               3.6          1.43        66.5
Nevada                                            4               27,932,532               3.4          1.26        73.0
Colorado                                          5               27,839,747               3.4          1.56        64.2
Pennsylvania                                      7               22,732,097               2.8          1.33        66.7
Canada                                           10               22,559,278               2.8          1.88        61.7
Michigan                                          4               21,828,529               2.7          1.31        76.1
Ohio                                              5               19,599,094               2.4          1.24        71.6
Other                                            28               83,611,698              10.3          1.35        70.9
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Total:                                          164             $814,388,116               100.0%        1.38x        68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------









J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 8


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.



                                                 Cut-off Balances

                                                                                  % of Principal
Principal Balance ($)                   No. of Loans      Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

$750,001 - $1,000,000                             4               $3,508,728               0.4%         1.55x       69.4%
$1,000,001 - $1,500,000                          16               20,394,295               2.5          1.38        69.0
$1,500,001 - $2,000,000                          21               37,572,553               4.6          1.40        69.0
$2,000,001 - $2,500,000                           6               13,780,791               1.7          1.45        64.6
$2,500,001 - $3,000,000                           6               16,396,923               2.0          1.32        69.0
$3,000,001 - $3,500,000                          12               39,982,838               4.9          1.39        70.5
$3,500,001 - $4,000,000                          11               40,240,214               4.9          1.35        71.3
$4,000,001 - $4,500,000                           8               34,694,726               4.3          1.46        69.0
$4,500,001 - $5,000,000                          10               47,475,531               5.8          1.34        68.7
$5,000,001 - $6,000,000                           9               47,701,336               5.9          1.37        68.6
$6,000,001 - $7,500,000                           4               26,564,769               3.3          1.58        66.9
$7,500,001 - $10,000,000                          9               79,827,988               9.8          1.32        70.5
$10,000,001 - $12,500,000                         8               89,415,152              11.0          1.33        65.1
$12,500,001 - $15,000,000                         6               82,998,446              10.2          1.39        67.5
$15,000,001 - $17,500,000                         3               50,025,765               6.1          1.44        71.9
$17,500,001 - $20,000,000                         1               18,689,849               2.3          1.27        76.9
$20,000,001 - $25,000,000                         4               88,380,595              10.9          1.39        68.4
$25,000,001 - $30,000,000                         1               27,512,617               3.4          1.30        71.3
$45,000,001 - $50,000,000                         1               49,225,000               6.0          1.42        57.6
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Total:                                          140             $814,388,116               100.0%        1.38x        68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------


Average per Loan:                     $5,817,058
Average per Property:                 $4,965,781





                                              Mortgage Interest Rates

                                                                                  % of Principal
Mortgage Interest Rate (%)              No. of Loans      Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

7.2500% or less                                   2              $11,848,313               1.5%         1.95x       58.7%
7.2501% - 7.5000%                                 7               91,500,449              11.2          1.53        65.6
7.5001% - 7.7500%                                 7               30,036,516               3.7          1.34        70.7
7.7501% - 8.0000%                                31              183,604,316              22.5          1.28        73.9
8.0001% - 8.2500%                                49              247,868,667              30.4          1.35        68.5
8.2501% - 8.5000%                                23              153,852,251              18.9          1.37        65.8
8.5001% - 9.0000%                                18               87,323,273              10.7          1.45        63.8
9.0001%  or more                                  3                8,354,331               1.0          1.48        62.3
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Total:                                          140             $814,388,116             100.0%         1.38x       68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------


Weighted Average:                     8.07%












J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 9


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.





                                     Underwritten Debt Service Coverage Ratios

                                                                                  % of Principal
UW DSCR (x)                             No. of Loans      Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

1.200x or less (1)                                2                4,030,687               0.5%         1.13x       70.1%
1.201x - 1.250x                                  22              137,869,289              16.9          1.23        73.3
1.251x - 1.300x                                  34              197,111,662              24.2          1.27        73.4
1.301x - 1.400x                                  42              223,568,170              27.5          1.33        69.1
1.401x - 1.500x                                  19              143,449,256              17.6          1.44        61.7
1.501x - 1.600x                                   4               17,394,528               2.1          1.52        62.8
1.601x - 1.700x                                   3               12,375,016               1.5          1.64        57.9
1.701x - 1.800x                                   5               36,863,715               4.5          1.74        60.5
1.801x - 1.900x                                   3               21,184,183               2.6          1.82        59.3
1.901x - 2.000x                                   2                5,319,012               0.7          1.94        56.7
2.001x - 2.100x                                   1                1,998,364               0.2          2.05        68.5
2.201x - 2.300x                                   1                4,259,809               0.5          2.22        57.1
2.301x - 2.400x                                   2                8,964,425               1.1          2.31        49.6
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Total:                                          140             $814,388,116               100.0%        1.38x        68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Weighted Average:                     1.38x

(1) Herndon Village Shoppes ($2,442,396) has an UW DSCR of 1.16x and a 16-year amortization term. RiteAid Dayton ($1,588,291) is a credit tenant lease and has an UW DSCR of 1.07x.





                                               Loan-to-Value Ratios

                                                                                  % of Principal
LTV (%)                                 No. of Loans      Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

50.00% or less                                    4              $22,056,890               2.7%         1.69x       48.4%
50.01% - 55.00%                                   2                4,772,468               0.6          1.70        53.5
55.01% - 60.00%                                  16              148,011,324              18.2          1.57        58.0
60.01% - 65.00%                                  16               61,505,428               7.6          1.50        62.8
65.01% - 70.00%                                  28              165,346,922              20.3          1.35        67.6
70.01% - 75.00%                                  46              264,570,713              32.5          1.29        72.1
75.01% - 80.00%                                  28              148,124,371              18.2          1.26        78.0
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Total:                                          140             $814,388,116             100.0%         1.38x       68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------


Weighted Average:                     68.3%







J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 10


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.




                    Remaining Term to Maturity/ARD (months)

Remaining Term to                                                                 % of Principal
Maturity/ARD (months)                   No. of Loans      Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------
ARD                                              71             $457,867,272              56.2%         1.35x       68.3%
    49 - 60                                       1                2,789,582               0.3          1.25        75.4
    61 - 72                                       2               51,667,396               6.3          1.41        57.9
    73 - 84                                       3               22,934,032               2.8          1.23        76.0
    85 - 120                                     65              380,476,262              46.7          1.34        69.2

Balloon                                          64             $312,428,873              38.4%         1.38x       69.2%
    49 - 60                                       4               14,331,226               1.8          1.54        66.1
    61 - 72                                       8               15,578,384               1.9          2.00        59.9
    73 - 84                                       1                1,132,598               0.1          1.26        70.8
    85 - 120                                     49              256,901,887              31.5          1.34        69.8
    121 - 180                                     2               24,484,778               3.0          1.41        70.4

Interest Only                                     2              $37,503,350               4.6%         1.78x       59.0%
    85 - 120                                      2               37,503,350               4.6          1.78        59.0

Fully Amortizing                                  3               $6,588,621               0.8%         1.23x       73.0%
    181 - 240                                     3                6,588,621               0.8          1.23        73.0
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Total:                                          140             $814,388,116               100.0%       1.38x       68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Weighted Average:                     112 months





                                            Remaining Amortization Term (months) (1),(2)

Remaining Amortization Term                                                        % of Principal
(months)                                No. of Loans      Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ----------------- ----------- ------------

ARD                                              71             $457,867,272               58.9%        1.35x       68.3%
    181 - 240                                     8               44,142,290                5.7         1.52        63.2
    241 - 300                                    25              107,497,205               13.8         1.38        63.2
    301 - 360                                    38              306,227,777               39.4         1.31        70.8

Balloon                                          64             $312,428,873               40.2%        1.38x       69.2%
    181 - 240                                    13               38,957,346                5.0         1.69        61.7
    241 - 300                                    16               66,060,194                8.5         1.40        68.0
    301 - 360                                    35              207,411,333               26.7         1.32        71.0

Fully Amortizing                                  3               $6,588,621                0.8%        1.23x       73.0%
    181 - 240                                     3                6,588,621                0.8         1.23        73.0
------------------------------------- ------------------ ------------------------ ----------------- ----------- ------------

Total:                                          138             $776,884,766                100.0%      1.36x       68.3%
------------------------------------- ------------------ ------------------------ ----------------- ----------- ------------

Weighted Average:                     327 months

(1) Two loans, Abbey Portfolio I ($20,039,350) and Abbey Portfolio II ($17,464,000) are interest only loans and have been excluded from this analysis
(2) One loan, 711 Third Avenue ($49,225,000) is currently subject to interest only payments. The remaining amortization term used for this loan applies to principal and interest payments which begin on November 1, 2000








J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 11


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.



                         Month and Year of Origination

                                                                                  % of Principal
Month and Year of Origination           No. of Loans      Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

June 1997                                         1               $3,310,110               0.4%         1.27x       73.6%
December 1997                                     1                3,429,290               0.4          1.96        57.2
June 1998                                         1                4,259,809               0.5          2.22        57.1
August 1998                                       7               11,318,575               1.4          1.92        61.0
September 1998                                    1               13,619,235               1.7          1.50        65.7
December 1998                                     2               28,653,235               3.5          1.31        71.6
March 1999                                        3               17,025,071               2.1          1.36        73.9
May 1999                                          3               11,779,769               1.4          1.27        73.7
June 1999                                        11               92,618,380              11.4          1.28        71.9
July 1999                                        21              104,471,691              12.8          1.36        67.0
August 1999                                      31              184,372,516              22.6          1.42        66.9
September 1999                                   33              200,359,191              24.6          1.36        67.1
October 1999                                     13               81,029,259               9.9          1.39        71.5
November 1999                                    11               53,581,350               6.6          1.33        67.5
December 1999                                     1                4,560,634               0.6          1.35        66.8
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Total:                                          140             $814,388,116             100.0%         1.38x       68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Weighted Average Seasoning:           5 months





                                          Year of Scheduled Maturity/ARD

                                                                                  % of Principal
Year of Scheduled Maturity/ARD          No. of Loans      Principal Balance ($)       Balance        WA DSCR      WA LTV
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

2004                                              4              $13,691,518               1.7%         1.38x       70.2%
2005                                             11               70,675,070               8.7          1.57        58.3
2006                                              4               24,066,630               3.0          1.23        75.7
2008                                              1                7,361,125               0.9          2.31        47.5
2009                                            115              667,520,374              82.0          1.35        69.1
2013                                              1               13,619,235               1.7          1.50        65.7
2014                                              1               10,865,543               1.3          1.30        76.2
2017                                              1                3,310,110               0.4          1.27        73.6
2018                                              1                1,588,291               0.2          1.07        79.0
2019                                              1                1,690,220               0.2          1.30        66.3
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------

Total:                                          140             $814,388,116             100.0%         1.38x       68.3%
------------------------------------- ------------------ ------------------------ ---------------- ------------ ------------













J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 12


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.




                                           Ten Largest INDIVIDUAL Loans

-------------------------- ----------------------- ------------------------- ------------- -------------- -----------------------
Loan                              Principal Balance ($)    % of Principal Balance     UW DSCR          LTV          Property Type
-------------------------- ----------------------- ------------------------- ------------- -------------- -----------------------


711 Third Avenue                          $49,225,000              6.0%                    1.42x        57.6%       Office

International Airport Center               27,512,617              3.4                      1.30         71.3       Industrial

Atlantic Development Portfolio             23,113,978              2.8                      1.27         71.8       Industrial

Circle Park Apartments                     22,924,768              2.8                      1.21         70.3       Multifamily

Penn Mar Shopping Center                   22,302,499              2.7                      1.38         71.5       Anchored Retail

Abbey Portfolio I                          20,039,350              2.5                      1.74         59.0       Retail

332 South Michigan Avenue                  18,689,849              2.3                      1.27         76.9       Office

Abbey Portfolio II                         17,464,000              2.1                      1.82         59.0       Industrial/
                                                                                                                    Office/ Retail

Alpine Commons Shopping Center             16,772,760              2.1                      1.25         79.9       Anchored Retail

Pirate's Cove Apartments                   15,789,005              1.9                      1.22         77.7       Multifamily
------------------------------------ ----------------------- ------------------------- ------------- -------------- --------------

Total / Weighted Average                 $233,833,825               28.7%                   1.39x        67.9%
------------------------------------ ----------------------- ------------------------- ------------- -------------- --------------

Deal Total / Weighted Average            $814,388,116               100.0%                  1.38x        68.3%
------------------------------------ ----------------------- ------------------------- ------------- -------------- ---------------





Note: any credit ratings referenced for any tenant at a mortgaged property are those reported by Moody's Investors Service, Inc. and, if two ratings are shown, by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., in that order, as listed by Bloomberg L.P.












J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 13


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                               711 Third Avenue


LOAN INFORMATION

--------------------------------------------------------------

Principal Balance

     Original                    $49,225,000

     Cut-off Date                $49,225,000

Origination Date                 September 10, 1999

Interest Rate                    8.1300%

Amortization                     Interest only first year,
                                 then 360

Hyperamortization                After the Anticipated
                                 Repayment Date, all excess
                                 cashflow is used to reduce
                                 the outstanding principal

Anticipated Repayment Date       October 1, 2005

Maturity Date                    October 1, 2030

Borrower/Sponsor                 SLG 711 Third LLC and SLG
                                 711 Fee LLC, each a special purpose New York limited liability company, controlled by SL
                                 Green Realty Corporation, a REIT

Call Protection                  Prepayment locked out until
                                 on or after April 1, 2005.
                                 U.S. Treasury defeasance
                                 allowed, in whole or in
                                 part, on any payment date
                                 on or after the second
                                 anniversary of
                                 securitization

Removal of Property Manager      The lender has the right to
                                 remove the property manager
                                 if there is an event of a
                                 default, a 50% or more
                                 change in the ownership of
                                 the manager, or the debt is
                                 not repaid on or before the
                                 Anticipated Repayment Date.
                                 The lender must approve any
                                 replacement and receive
                                 rating agency confirmation

Collection Account               Hard Lockbox.  All rents
                                 payable by tenants are
                                 deposited by the property
                                 manager directly into a
                                 Cash Management Account,
                                 and on the first day of
                                 each month, so long as no
                                 Event of Default has
                                 occurred, all funds shall
                                 be disbursed upon the
                                 discretion of the lender

Mezzanine Loans/Preferred        None
Equity
-------------------------------------------------------------


PROPERTY INFORMATION
-------------------------------------------------------------
Single Asset/Portfolio           Single Asset

Property Type                    Office - CBD

Location                         711 Third Avenue
                                 New York, New York

Years Built/Renovated            1955

The Collateral

Built in 1955, 711 Third Avenue is a 20-story Class A office building comprising 528,357 square feet. The building also includes a 165-space parking garaged that is leased to a third party operator. The property is leased to 25 tenants including Chicago Title (Baa1/BBB), Parade Publications, Crain's Communication and street-level tenants include Eddie Bauer and The Avenue.

Property Management               SL Green Realty Corporation

Occupancy as of 9/8/99            96.00%

Net Operating Income for          $7,694,928
trailing 12 months ending
10/31/99

Underwritten Net Cash Flow        $5,902,107

Appraised Value                   $85,500,000

Appraisal Date                    August 9, 1999

Cut-off Date

     Loan per Square Foot        $93.17

     LTV                         57.6%

     UW DSCR                     1.42x
------------------------------------------------------------








J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 14


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                         International Airport Center

LOAN INFORMATION
--------------------------------------------------------------

Principal Balance

     Original                    $27,750,000

     Cut-off Date                $27,512,617

Origination Date                 December 28, 1998

Interest Rate                    7.3000%

Amortization                     360

Hyperamortization                NA

Anticipated Repayment Date       NA

Maturity Date                    January 1, 2009

Borrower/Sponsor                 IAC Los Angeles LLC, a
                                 special purpose entity

Call Protection                  Prepayment locked out until
                                 on or after October 1,
                                 2008.  U.S. Treasury
                                 defeasance allowed, in
                                 whole but not in part, on
                                 any payment date on or
                                 after the second
                                 anniversary of
                                 securitization

Removal of Property Manager      In the event of a material
                                 breach of any of the terms
                                 of the management
                                 agreement, which is not
                                 remedied within 60 days,
                                 bankruptcy by the manager
                                 or fraud by the manager,
                                 the management agreement is
                                 immediately terminable by
                                 the Mortgagor.  Borrower
                                 must obtain the lender's
                                 consent for any manager
                                 changes.

Collection Account               None

Mezzanine Loans/Preferred        None
Equity
-------------------------------------------------------------

PROPERTY INFORMATION
--------------------------------------------------------------

Single Asset/Portfolio           Single asset

Property Type                    Multi-tenant Industrial /
                                 Warehouse Distribution

Location                         5353/5343 Imperial Highway
                                 Los Angeles, CA

Years Built/Renovated            1997

The Collateral

This Class A property consists of 2 buildings constructed in 1997 totaling 317,184 square feet which is utilized as warehouse distribution space. The subject property is located approximately 1000 feet east of the LAX Air Cargo area in Los Angeles, California. In addition, IACLA provides 24 foot ceiling clear heights, 180 foot turn around space and 153 dock doors/bays, all key assets to the subject. Major tenants include BAX Global, Expeditors International and Hankyu International (Baa1). IACLA is one of the newest warehouse properties within the market.

Property Management               International Airport
                                  Centers LLC

Occupancy as of 8/1/99            95.00%

Net Operating Income for          $2,946,799
trailing 12 months ending
8/31/99

Underwritten Net Cash Flow        $2,978,957

Appraised Value                   $38,600,000

Appraisal Date                    December 4, 1998

Cut-off Date

     Loan per Square Foot         $86.74

     LTV                          71.3%

     UW DSCR                      1.30x
------------------------------------------------------------









J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 15


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                        Atlantic Development Portfolio

LOAN INFORMATION
--------------------------------------------------------------

Principal Balance

     Original                    $23,150,000

     Cut-off Date                $23,113,978

Origination Date                 September 15, 1999

Interest Rate                    8.0500%

Amortization                     360

Hyperamortization                After the Anticipated
                                 Repayment Date, all excess
                                 cashflow is used to reduce
                                 the outstanding principal

Anticipated Repayment Date       October 1, 2009

Maturity Date                    October 1, 2029

Borrower/Sponsor (1)             MBCC 40, LLC, WCA 50, LLC
                                 and WCA 100, LLC, each a special purpose New
                                 Jersey limited liability company, owned by Atlantic Development and Management
                                 Corp.

Call Protection                  Prepayment locked out until
                                 on or after July 1, 2009.
                                 U.S. Treasury defeasance
                                 allowed, in whole or in
                                 part, on any payment date
                                 on or after the second
                                 anniversary of
                                 securitization

Removal of Property Manager      The lender has the right to
                                 remove the property manager
                                 at any time for cause, upon
                                 event of default under the
                                 loan, if the DSCR falls
                                 below 1.20x during any 12
                                 month period, if the loan
                                 is not repaid in full at
                                 ARD or if the manager
                                 becomes insolvent.  The
                                 lender must approve any
                                 replacement

Collection Account               Hard Lockbox.  All rents
                                 payable by tenants are
                                 deposited directly into a
                                 Cash Management Account,
                                 and on the first day of
                                 each month, so long as no
                                 Event of Default has
                                 occurred, all funds shall
                                 be disbursed upon the
                                 discretion of the lender

Mezzanine Loans/Preferred        None
Equity
-------------------------------------------------------------



PROPERTY INFORMATION
--------------------------------------------------------------

Single Asset/Portfolio           Portfolio

Property Type                    Industrial - Flex Space

Location                         Warren and Franklin
                                 Township, New Jersey

Years Built/Renovated            1986-1989

The Collateral

Three industrial - flex space centers located in Warren and
Franklin Township, New Jersey.  Square footage totals
334,832 square feet.
                             Square
                             Footage     Major Tenants
                             ----------- ---------------------
  40 Technology Drive        93,336      Cordis Corp.
  Warren, New Jersey

  100 Randolph Road          152,472     Fountain
  Franklin Township, New                 Technologies, Union
  Jersey                                 Carbide Corp.
                                         (Baa2/BBB), Silk
                                         Blossom Corp.

  50 Randolph Road           89,024      Fountain
  Franklin Township, New                 Technologies
  Jersey

Property Management              Atlantic Development and
                                 Management Company

Occupancy as of 8/1/99 (2)          100.00%

Net Operating Income for 6       $2,978,312
months annualized as of 6/30/99

Underwritten Net Cash Flow       $2,610,321

Appraised Value                  $32,180,000

Appraisal Date                   June 8, 1999

Cut-off Date

     Loan per Square Foot        $69.03

     LTV                         71.83%

     UW DSCR                     1.27x
-------------------------------- -----------------------------

(1) This loan is secured by three-collateralized and cross-defaulted mortgages, deeds of trust or deeds to secure debt encumbering the three industrial centers
(2)   Weighted average occupancy based on square footage






J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 16


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                            Circle Park Apartments

LOAN INFORMATION
--------------------------------------------------------------

Principal Balance

     Original                    $22,975,000

     Cut-off Date                $22,924,768

Origination Date                 August 30, 1999

Interest Rate                    8.1300%

Amortization                     360

Hyperamortization                NA

Anticipated Repayment Date       NA

Maturity Date                    September 1, 2009

Borrower/Sponsor                 Amalgamated Trust and
                                 Savings Bank, as land trustee, and University
                                 Center Associates, as beneficiary. The
                                 principals of the beneficiary are Jeffrey
                                 Zarem and HGK Management Co.

Call Protection                  Prepayment locked out until
                                 on or after June 1, 2009.
                                 U.S. Treasury defeasance
                                 allowed, in whole but not
                                 in part, on any payment
                                 date on or after September
                                 1, 2002

Removal of Property Manager      Either party has the right
                                 to terminate the management
                                 agreement at the end of any
                                 calendar month, with or
                                 without cause, on 30 days
                                 written notice.  In the
                                 event of a default under
                                 the management agreement by
                                 the Mortgagor, the
                                 management agreement is
                                 terminable immediately by
                                 the lender.  Any property
                                 manager or management
                                 agreement must be
                                 satisfactory to the lender.

Collection Account               None

Mezzanine Loans/Preferred        None
Equity
-------------------------------------------------------------


PROPERTY INFORMATION
--------------------------------------------------------------

Single Asset/Portfolio           Single asset

Property Type                    Multifamily

Location                         1111 South Ashland Avenue
                                 Chicago, Illinois

Years Built/Renovated            1983

The Collateral

Located approximately 2 miles from the Chicago Loop business district, in the Illinois Medical District / UIC neighborhood, the property is improved by a 418-unit multifamily garden apartment community which includes townhouses, midrise and age restricted apartments. The property was built in 1982 and has an ongoing capital replacements program. Project amenities include a swimming pool, tennis court, volleyball court, mature landscaped grounds and 24-hour security. When the property was developed it included a portion of Section 8 housing. The original contract covering 239 units expires in January 2003. The age restricted midrise building will remain subsidized (120 units representing 29% of the total units). Current plans are to discontinue the contract for the other 119 subsidized units and convert these to market rate rentals. Note that 179 units have never been subject to subsidies and are currently rented at market rates. Underwritten cash flow is based on the current level of operations at the subject.

Property Management              New Frontier Residential
                                 Management

Occupancy as of  7/99            91.00%

Net Operating Income for         $2,279,802
trailing 12 months ending
7/31/99

Underwritten Net Cash Flow       $2,472,814

Appraised Value                  $32,600,000

Appraisal Date                   August 2, 1999

Cut-off Date

     Loan per Unit               $54,843.94

     LTV                         70.32%

     UW DSCR                     1.21x
-------------------------------- -----------------------------











J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 17


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                           Penn Mar Shopping Center

LOAN INFORMATION
--------------------------------------------------------------

Principal Balance

     Original                    $22,325,000

     Cut-off Date                $22,302,499

Origination Date                 October 13, 1999

Interest Rate                    8.4000%

Amortization                     360

Hyperamortization                After the Anticipated
                                 Repayment Date, all excess
                                 cashflow is used to reduce
                                 the outstanding principal

Anticipated Repayment Date       November 1, 2009

Maturity Date                    November 1, 2029

Borrower/Sponsor                 Penn Mar  Associates,
                                 L.L.C., a Delaware limited
                                 liability company, the
                                 principal of which is Gary
                                 Rappaport

Call Protection                  Prepayment locked out until
                                 on or after August 1, 2009.
                                 U.S. Treasury defeasance
                                 allowed, in whole but not
                                 in part, on any payment
                                 date on or after the second
                                 anniversary of
                                 securitization

Removal of Property Manager      The lender has the right to remove the
                                 property manager at any time upon an event of default under the loan. The lender must approve any replacement

Collection Account               All rents payable by
                                 tenants are deposited by
                                 the property manager
                                 directly into a Cash
                                 Management Account, and on
                                 the first day of each
                                 month, so long as no Event
                                 of Default has occurred,
                                 all funds shall be
                                 disbursed upon the
                                 discretion of the lender

Mezzanine Loans/Preferred        A mezzanine loan with a
Equity                           principal balance of
                                 $2,976,347 as of January 1, 2000, an original
                                 principal balance of $3,000,000, a maturity
                                 date of November 1, 2009 and an amortization
                                 term of 120 months, was made by MGT to PM
                                 Investors, LLC, secured by general
                                 partnership interest in the Borrower
-------------------------------------------------------------



PROPERTY INFORMATION
--------------------------------------------------------------

Single Asset/Portfolio           Single asset

Property Type                    Retail - Anchored

Location                         3000-4000 Donnell Drive
                                 Forestville, Maryland

Years Built/Renovated            1958 / 1998

The Collateral

The center, originally built in 1958, was purchased by the Borrower in 1995 and has been continually renovated and expanded since that time. Penn Mar Shopping Center encompasses 373,592 square feet, has 46 in-line tenants and eight pad site tenants. The center is anchored by Superfresh (Ba1/BBB-), Marshalls (A3/A-), CVS (A3/A) and Burlington Coat Factory.

Property Management              Rappaport Management Company

Occupancy as of 7/20/99          97.00%

Net Operating Income for         $2,608,264
trailing 12 months ending
8/31/99

Underwritten Net Cash Flow       $2,819,296

Appraised Value                  $31,200,000

Appraisal Date                   September 1, 1999

Cut-off Date

     Loan per Room               $59.70

     LTV                         71.48%

     UW DSCR                     1.38x
-------------------------------------------------------------






J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 18


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                              ABBEY PORTFOLIO I


LOAN INFORMATION
--------------------------------------------------------------

Principal Balance

     Original                    $20,039,350

     Cut-off Date                $20,039,350

Origination Date                 August 31, 1999

Interest Rate                    7.4700%

Amortization                     Interest only

Hyperamortization                NA

Anticipated Repayment Date       NA

Maturity Date                    September 1, 2009

Borrower/Sponsor (1)             Six individual special
                                 purpose borrowers, each a special purpose limited liability company wholly owned by Abbey Properties, LLC. Abbey Properties, LLC is owned 25.7% by Donald G. Abbey and 71.4% by a wholly owned subsidiary of Rodamco North
                                 America NV.

Call Protection                  Prepayment locked out until
                                 on or after June 1, 2009.
                                 U.S. Treasury defeasance
                                 allowed, in whole but not
                                 in part, on any payment
                                 date on or after the second
                                 anniversary of
                                 securitization

Removal of Property Manager      The lender has the right to remove the
                                 property manager at any time upon an event of default under the loan. The lender must approve any replacement

Collection Account               Springing Lockbox.
                                 Triggered by an Event of
                                 Default

Mezzanine Loans/Preferred        None
Equity
-------------------------------------------------------------


PROPERTY INFORMATION
--------------------------------------------------------------

Single Asset/Portfolio           Portfolio of six assets

Property Type                    Retail - Anchored and
                                 Unanchored

Location                         Southern California

Years Built/Renovated            1980-1989 / 1992

The Collateral

Three anchored and three unanchored retail centers with a total of 374,027 square feet
                           Square
                           Footage     Major Tenants
                           ----------- -----------------------
  Colton Commerce Center   122,081     RiteAid (B1/BB),
  Colton, California                   Beverly Fabrics,
                                       Berean Christian
                                       Stores

  Palmdale Place           84,051      Thrifty Drug (B1/BB),
  Commerce Center                      Molina Medical
  Palmdale, California                 Center, Family
                                       Christian Bookstore,
                                       Inc.

  Tenth Street Commerce    96,767      Lucky Stores, Inc.
  Center                               (A2/A), Whole
  Lancaster, California                Wheatery, Edwards
                                       Federal Credit Union

  Fountain Plaza           33,022      Chief Auto Parts
  (Palmdale II)                        (Baa3), Less than $1,
  Palmdale, California                 H. Hawatmeh & N. Dugom

  Diamond Bar Commerce     20,618      Sizzler Restaurant,
  Center                               Kindercare Learning
  Diamond Bar, California              Center, Max
                                       Throckmorton

  Palm Plaza (Palmdale     17,488      Manoj Soktalardcheep,
  III)                                 $0.98 Store, Palm
  Palmdale, California                 Plaza Pet Hospital

Property Management              The Abbey Company

Occupancy as of  9/1/99 (2)      82.66%

Net Operating Income for 6       $3,175,544
months annualized ending
6/30/99

Underwritten Net Cash Flow       $2,634,865

Appraised Value                  $33,965,000

Appraisal Date                   June 24 - July 16, 1999

Cut-off Date

     Loan per Square Foot        $53.58

     LTV                         59.00%

     UW DSCR                     1.74x
-------------------------------- -----------------------------
(1) This loan is secured by six-collateralized and cross-defaulted mortgages, deeds of trust or deeds to secure debt encumbering the six retail centers
(2)   Weighted average occupancy based on square footage







J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 19


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                           332 South Michigan Avenue

LOAN INFORMATION
--------------------------------------------------------------

Principal Balance

     Original                    $18,750,000

     Cut-off Date                $18,689,849

Origination Date                 June 1, 1999

Interest Rate                    7.9800%

Amortization                     360

Hyperamortization                After the Anticipated
                                 Repayment Date, all excess
                                 cashflow is used to reduce
                                 the outstanding principal

Anticipated Repayment Date       July 1, 2009

Maturity Date                    July 1, 2029

Borrower/Sponsor                 332 South Michigan Avenue
                                 Office, LLC, a special purpose Illinois
                                 limited liability corporation, the principal of which is Louis D' Angelo

Call Protection                  Prepayment locked out until
                                 on or after April 1, 2009.
                                 U.S. Treasury defeasance
                                 allowed, in whole but not in
                                 part, on any payment date on
                                 or after the second
                                 anniversary of securitization

Removal of Property              The lender has the right
Manager                          to remove the property manager at any time or
                                 upon an event of default under the loan. The lender must approve any replacement

Collection Account               All rents payable by tenants
                                 are deposited directly into
                                 a Cash Management Account,
                                 and on the first day of each
                                 month, so long as no Event
                                 of Default has occurred, all
                                 funds shall be disbursed
                                 upon the discretion of the
                                 lender

Mezzanine Loans/Preferred        NA
Equity
--------------------------------------------------------------


PROPERTY INFORMATION
--------------------------------------------------------------

Single Asset/Portfolio           Single asset

Property Type                    Office - CBD

Location                         332 South Michigan Avenue
                                 Chicago, Illinois

Years Built/Renovated            1912 / 1980-1985

The Collateral

This 20-story, 318,266 square foot building is located directly across the street from Grant Park in the Chicago central business district. The lender's collateral interest is contained within the first 14 stories of the building, housing retail and office tenants. The remaining six stories are privately owned residential condominiums. The building was constructed in 1912 and renovated between 1980 and 1985.

Property Management              Metropolitan Properties
                                 of Chicago

Occupancy as of 11/30/99         94.95%

Net Operating Income for 9       $2,413,022
months annualized ending
9/30/99

Underwritten Net Cash Flow       $2,100,691

Appraised Value                 $24,300,000

Appraisal Date                    March 26, 1999

Cut-off Date

     Loan per Square Foot         $58.72

     LTV                           76.91%

     UW DSCR                        1.27x
-------------------------------------------------------------






J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 20


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                              Abbey Portfolio II



LOAN INFORMATION
--------------------------------------------------------------

Principal Balance

     Original                    $17,464,000

     Cut-off Date                $17,464,000

Origination Date                 August 31, 1999

Interest Rate                    7.4700%

Amortization                     Interest only

Hyperamortization                NA

Anticipated Repayment Date       NA

Maturity Date                    September 1, 2009

Borrower/Sponsor(1)              Five individual special
                                 purpose borrowers, each a special purpose limited liability company wholly owned by Abbey Properties, LLC. Abbey Properties, LLC is owned 25.7% by Donald G. Abbey and 71.4% by a wholly owned subsidiary of Rodamco North
                                 America NV.

Call Protection                  Prepayment locked out until
                                 on or after June 1, 2009.
                                 U.S. Treasury defeasance
                                 allowed, in whole but not
                                 in part, on any payment
                                 date on or after the second
                                 anniversary of
                                 securitization

Removal of Property Manager      The lender has the right
                                 to remove the property manager at any time upon an event of default under the loan. The lender must approve any replacement

Collection Account               Springing Lockbox.
                                 Triggered by an Event of
                                 Default

Mezzanine Loans/Preferred        None
Equity
-------------------------------------------------------------



PROPERTY INFORMATION
--------------------------------------------------------------

Single Asset/Portfolio           Portfolio of five assets

Property Type                    Industrial, Office and
                                 Mixed Use

Location                         Southern California

Years Built/Renovated            1980-1986 / 1989-1997

The Collateral

Two industrial flex space, two suburban office and one office/
retail properties located in Southern California with a total of 411,534 square feet
                           Square
                           Footage     Major Tenants
                           ----------- -----------------------
  Cityview Plaza           135,920     Ask Southern
  Garden Grove,                        California, Inc.,
  California                           O.C. Access Program,
                                       Concord Credit

  Glendora Commerce        70,180      Mann Theaters, Lazer
  Center                               Star, Tutortime
  Glendora, California                 Corporation

  Anaheim Stadium          89,480      Lunada Bay, Elliott
  Industrial Park                      Auto Supply, Optical
  Anaheim, California                  Science

  Arlington Airpark Plaza  86,154      Greensteel, Inc.,
  Riverside, California                Netseller, Cole
                                       Vocational Services

  Edinger                  29,800      County of Orange (A1)
  Santa Ana, California

Property Management              The Abbey Company

Occupancy as of 9/1/99 (2)       95.9%

Net Operating Income for 6       $2,854,286
months annualized ending
6/30/99

Underwritten Net Cash Flow       $2,409,781

Appraised Value                  $29,600,000

Appraisal Date                   June 21 - July 21, 1999

Cut-off Date

     Loan per Square Foot        $42.44

     LTV                         59.00%

     UW DSCR                     1.82x

-------------------------------------------------------------
(1) This loan is secured by five collateralized and cross-defaulted mortgages, deeds of trust or deeds to secure debt encumbering the five retail centers
(2)   Weighted average occupancy based on square footage






J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 21


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                        Alpine Commons Shopping Center


LOAN INFORMATION
--------------------------------------------------------------

Principal Balance

     Original                    $16,800,000

     Cut-off Date                $16,772,760

Origination Date                 September 24, 1999

Interest Rate                    7.9100%

Amortization                     360

Hyperamortization                After the Anticipated
                                 Repayment Date, all excess
                                 cashflow is used to reduce
                                 the outstanding principal

Anticipated Repayment Date       September 1, 2009

Maturity Date                    October 1, 2029

Borrower/Sponsor                 Alpine Improvements, LLC, a
                                 Delaware limited liability
                                 company, the principal of
                                 which is Adam W. Ifshin

Call Protection                  Prepayment locked out until
                                 on or after June 1, 2009.
                                 U.S. Treasury defeasance
                                 allowed, in whole or in
                                 part, on any payment date
                                 on or after the second
                                 anniversary of
                                 securitization

Removal of Property Manager      The lender has the right to
                                 remove the property manager
                                 if there is an event of a
                                 default, a 50% or more
                                 change in the ownership of
                                 the manager, or the debt is
                                 not repaid on or before the
                                 Anticipated Repayment Date.
                                 The lender must approve any
                                 replacement and receive
                                 rating agency confirmation

Collection Account               All rents payable by
                                 tenants are deposited by
                                 the property manager
                                 directly into a Cash
                                 Management Account, and on
                                 the first day of each
                                 month, so long as no Event
                                 of Default has occurred,
                                 all funds shall be
                                 disbursed upon the
                                 discretion of the lender

Mezzanine Loans/Preferred        None
Equity
-------------------------------------------------------------


PROPERTY INFORMATION
--------------------------------------------------------------

Single Asset/Portfolio           Single asset

Property Type                    Retail - Anchored

Location                         1357 Route 9
                                 Wappingers Falls, New York

Years Built/Renovated            1994

The Collateral

Alpine Commons Shopping Center is a 209,950 square foot anchored shopping center built in 1994. The shopping center's two major tenants are BJ's Wholesale Club and Stop & Shop. BJ's Wholesale Club, Inc. is a leading wholesale club chain operating 103 stores in the eastern United Sates. This store's reported sales are $345 per square foot for 1998. Stop & Shop is owned by the Dutch company Royal Ahold (A3/A), an international food retailer with leading supermarket companies in the United States, Europe, Latin America and Asia. This store's reported sales are $442 per square foot for 1998. Royal Ahold operates over 3,600 stores worldwide and it is the leading supermarket operator the East Coast operating more than 1000 stores under the names Stop & Shop, Giant Food Stores, Tops Markets, and Bi-Lo.

Property Management               DLC Management Corp.

Occupancy as of 6/1/99            93.00%

Net Operating Income for year     $1,969,620
ending 12/31/98

Underwritten Net Cash Flow        $1,839,378

Appraised Value                   $21,000,000

Appraisal Date                    July 8, 1999

Cut-off Date

     Loan per Square Foot        $79.89

     LTV                         79.87%

     UW DSCR                     1.25x
-------------------------------------------------------------





J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 22


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.

                           Pirate's Cove Apartments




LOAN INFORMATION
--------------------------------------------------------------

Principal Balance

     Original                    $15,800,000

     Cut-off Date                $15,789,005

Origination Date                 October 29, 1999

Interest Rate                    7.8200%

Amortization                     360

Hyperamortization                After the Anticipated
                                 Repayment Date, all excess
                                 cashflow is used to reduce
                                 the outstanding principal

Anticipated Repayment Date       December 1, 2006

Maturity Date                    December 1, 2029

Borrower/Sponsor                 L-F Pirate's Cove
                                 Apartments, LLC, a Colorado
                                 limited liability company,
                                 principally owned by Steven
                                 M. Leaffer

Call Protection                  Prepayment locked out until
                                 on or after October 1,
                                 2006. U.S. Treasury
                                 defeasance allowed, in
                                 whole but not in part, on
                                 any payment date on or
                                 after the second
                                 anniversary of
                                 securitization

Removal of Property Manager      The lender has the right to
                                 remove the property manager
                                 at any time upon an event
                                 of default under the loan,
                                 upon the death or six month
                                 or greater disability of
                                 Steven Leaffer, or if the
                                 property's vacancy rate
                                 exceeds the market vacancy
                                 by more than 10%.  The
                                 lender must approve any
                                 replacement

Collection Account               Springing Lockbox;
                                 Triggered by failure to
                                 repay the debt three months
                                 prior to Anticipated
                                 Repayment Date

Mezzanine Loans/Preferred        A mezzanine loan with an
Equity                           original principal balance
                                 of $3,000,000, a maturity date of December 1,
                                 2006 and an amortization term of 84 months,
                                 was made by Ohio Savings Bank to the
                                 Borrower, Steven M. Leaffer, individually,
                                 and Feiner Enterprises, Inc., secured by
                                 equity interests in the Borrower.
-------------------------------------------------------------



PROPERTY INFORMATION
--------------------------------------------------------------

Single Asset/Portfolio           Single asset

Property Type                    Multifamily

Location                         7200 Pirates Cove Road
                                 Las Vegas, Nevada

Years Built/Renovated            1988

The Collateral

Located in northwest Las Vegas near the Summerlin Parkway, the property is improved by a 428-unit multifamily garden apartment complex, with one, two and three bedroom units. The property was developed over two phases in 1987 and 1988. Onsite amenities include four swimming pools and two spas, as well as two lighted tennis courts. The clubhouse has a large recreation room, an exercise room, as well as men and women's restrooms. An onsite playground also exists.

Property Management               Leaffer Management LLC

Occupancy as of 10/4/99           94.68%

Net Operating Income for 8        $1,878,438
months annualized ending 8/31/99

Underwritten Net Cash Flow        $1,673,925

Appraised Value                   $20,320,000

Appraisal Date                    September 8, 1999

Cut-off Date

     Loan per Unit               $36,890.20

     LTV                         77.70%

     UW DSCR                     1.22x
-------------------------------------------------------------





J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 23


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.


             Collateral Performance of Previous JPMC Transactions

                                        30 to 90 Days Delinquent (1)
                                        --------------------------

                    # of Loans at   Securitized Loan   Balance  % of Total
Deal   Pricing Date   Issuance       Balance ($000)    ($000)     Balance     # of Loans   Foreclosure   Losses
-----------------------------------------------------------------------------------------------------------------

C1         Jul-95        36             $172,165       $12,797 (2)  7.43%       1              $0          $0

C2         Jan-96        91              304,650         7,537 (3)  2.47        1               0           0

C3         Jun-96       124              400,936             0      0.00        0               0           0

C4         Jan-97       127              406,985         1,538      0.38        1               0           0

C5         Sep-97        93 (4)          401,244 (4)     2,577 (5)  0.64        1               0           0

C6         Mar-98        91              796,414             0      0.00        0               0           0

MC2 (6)    Jun-98        25 (4)          138,896 (4)         0      0.00        0               0           0

C7         Apr-99        145             801,352             0      0.00        0               0           0

C8         Aug-99        128             731,517             0      0.00        0               0           0
------------------------------------------------------------------------------------------------------------------------
Total                    860          $4,154,158       $24,449      0.59%       4              $0          $0
------------------------------------------------------------------------------------------------------------------------




(1)   As of November 1999 remittances

(2) A retail outlet mall in Martinsburg, VA secures this delinquent loan. Tenant occupancy has dropped due to competing outlet centers in nearby Baltimore, MD and Washington, DC

(3) A medical office building in Salt Lake City, UT secures this delinquent loan. The tenant, Bonneville Health Systems, Inc. ("BHS"), stopped paying rent in August 1997 due to financial difficulties. Alpine Medical Group, a medical consulting firm, is currently evaluating a potential acquisition of BHS. Since November 1998, Alpine has been paying to the borrower monthly rent of $75,000, an amount that covers the current debt service.

(4)   Represents J.P. Morgan's contribution to the total pool

(5) One delinquent loan is secured by a corporate apartment building in Atlanta, GA. The collateral property has suffered in the last year due to the construction of two competing properties and the re-routing of the access road to the subject property

(6) Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC2



J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9         Page 24


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the sellers of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.